UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 17, 2001
                                                 ------------------------------


                              INTERMOST CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                 Utah                   0-30430                87-0418721
       ---------------------------   ------------        ---------------------
      (State or other jurisdiction   (Commission              (IRS Employer
            of incorporation)        file number)        Identification Number)


     27th Floor, 600 Renmin Rd.(South), Tower C, TianAn International Plaza
                             Shenzhen, China 518005
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 86 755 220 1941
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                43 Floor, 3005 Renmin Rd.(South), Shenfang Plaza
                             Shenzhen, China 518005
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a) On September 17, 2001, Intermost Corporation (the "Company") dismissed PricewaterhouseCoopers as the Company's independent accountant.

         PricewaterhouseCoopers   was  engaged  as  the  Company's   independent
accountant in February 2001 and has not performed an audit of the Company's financial statements for any period since being appointed.

         The decision to change accountants was recommended and approved by the board of directors of the Company.

         During the period from February 2001 to September 17, 2001, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreement(s) in connection with any report on the Company's financial statements.

         During the period from February 2001 to September 17, 2001, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

         (b) On September 24, 2001, the Company engaged Blackman Kallick Bartelstein LLP ("BKB") as its new independent accountants. Prior to the engagement of BKB, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with BKB regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by BKB.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits


     Exhibit No.        Description
     -----------        -----------
        16.1 Letter from PricewaterhouseCoopers re: change in certifying accountant




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERMOST CORPORATION

Dated: September 27, 2001
                                             By:    /s/ Andy Lin
                                                --------------------
                                                 Andy Lin
                                                 President





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